ADDENDUM TO CONTRACT
Custody Agreement

Contract dated November 22, 1999, between the C/Fund Series of C/Funds Group, Inc. and Caldwell Trust Company setting forth the terms under which Caldwell Trust Company will serve as Custodian for the Series.

It is agreed that the contract shall be extended from January 1, 2002 through December 31st, 2002. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Fund Series	Caldwell Trust Company
/signature/	/signature/
By: Roland G. Caldwell, Jr. President	Roland G. Caldwell Chief Executive Officer
11/26/01	11/27/01
Date	Date

ADDENDUM TO CONTRACT
Custody Agreement

Contract dated November 22, 1999, between the C/Growth Stock FundSeries of C/Funds Group, Inc. and Caldwell Trust Company setting forth the terms under which Caldwell Trust Company will serve as Custodian for the Series.

It is agreed that the contract shall be extended from January 1, 2002 through December 31st, 2002. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Growth Stock Fund Series	Caldwell Trust Company
/signature/	/signature/
By: Roland G. Caldwell, Jr. President	Roland G. Caldwell Chief Executive Officer
11/26/01	11/27/01
Date	Date

ADDENDUM TO CONTRACT
Custody Agreement

Contract dated November 22, 1999, between the C/Government Fund Series of C/Funds Group, Inc. and Caldwell Trust Company setting forth the terms under which Caldwell Trust Company will serve as Custodian for the Series.

It is agreed that the contract shall be extended from January 1, 2002 through December 31st, 2002. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Government Fund Series	Caldwell Trust Company
/signature/	/signature/
By: Roland G. Caldwell, Jr. President	Roland G. Caldwell Chief Executive Officer
11/26/01	11/27/01
Date	Date

ADDENDUM TO CONTRACT
Custody Agreement

Contract dated November 22, 1999, between the C/Community Association Reserve Fund Series of C/Funds Group, Inc. and Caldwell Trust Company setting forth the terms under which Caldwell Trust Company will serve as Custodian for the Series.

It is agreed that the contract shall be extended from January 1, 2002 through December 31st, 2002. All other terms and conditions of the original contract shall remain the same.

AGREED:

C/Funds Group, Inc. C/Community Association Reserve Fund Series	Caldwell Trust Company
/signature/	/signature/
By: Roland G. Caldwell, Jr. President	Roland G. Caldwell Chief Executive Officer
11/26/01	11/27/01
Date	Date